                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 29th day of March, 2000.




                                            /s/ Samuel B. Davis
                                 ----------------------------------------------
                                               Samuel B. Davis
                                 Chairman of the Board, Chief Executive Officer
                                            Treasurer and Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 13th day of March, 2000.


                                              /S/ Samuel N. Davis
                                         -------------------------------
                                                  Samuel N. Davis
                                                     Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 14th day of March, 2000.




                                            /s/ Robert S. Hamilton
                                     ---------------------------------------
                                                Robert S. Hamilton
                                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 16th day of March, 2000.




                                              /s/ Charles R. Coate
                                        -----------------------------------
                                                  Charles R. Coate
                                                      Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 14th day of March, 2000.




                                            /s/ C. William McBee
                                    ------------------------------------
                                                C. William McBee
                                     President, Chief Operating Officer
                                              Secretary and Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 14th day of March, 2000.




                                        /s/ Carl J. Aschinger, Jr.
                                     ----------------------------------
                                            Carl J. Aschinger, Jr.
                                                  Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 15th day of March, 2000.




                                           /s/ Russell M. Gertmenian
                                       -----------------------------------
                                               Russell M. Gertmenian
                                                      Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. AND WILLIAM MCBEE his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 17th day of March, 2000.




                                            /s/ Paul J. Maynard
                                        -----------------------------
                                                Paul J. Maynard
                                             Director of Finance